UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

ALSET INC.

(Exact name of registrant as specified in its charter)

Texas	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane
Suite 210
Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2024, Alset Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, and Heng Fai Holdings Limited, a company wholly owned by Mr. Chan. Pursuant to the Securities Purchase Agreement, the Company will purchase 982,303 shares of DSS Inc., a NYSE-listed company (“DSS”). These shares include 979,325 shares of DSS common stock to be acquired from Mr. Chan and 2,978 shares to be acquired from Heng Fai Holdings Limited (collectively, the “Shares”). The Shares represent approximately 13.9% of the total issued and outstanding shares of DSS as of the date hereof. As consideration for the Shares, the Company will issue a total of 3,316,488 shares of its common stock to Mr. Chan and Heng Fai Holdings Limited. The consideration to be paid for the Shares is based on the relevant market closing price of DSS common stock and the Company’s common stock as of May 3, 2024.

Approval of the transactions described herein was granted by the Board of Directors of the Company (“the Board”) during a meeting of the Board held on May 6, 2024. Mr. Chan and Chan Tung Moe, another member of the Board and the son of Mr. Chan, recused themselves from discussion and voting on the approval of the approval of such transaction and the acquisition of the DSS Shares.

The closing of the transactions contemplated by the Securities Purchase Agreement remain subject to the approval of the Company’s stockholders and no objection from the Nasdaq.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated May 21, 2024, between the Company, Chan Heng Fai, and Heng Fai Holdings Limited.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET INC.

Dated: May 22, 2024	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer